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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 6, 2002
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                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                Delaware                000-21240                23-2705700
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(State or other jurisdiction of     (Commission File No.)      (IRS Employer
            incorporation)                                   Identification No.)


                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)

(Registrant's telephone number including area code) (610) 277-8300
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Item 5.  Other Events.

         On August 6, 2002, the Company issued a press release announcing that its common stock would begin trading on the Nasdaq National Market on August 7, 2002, as described in the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro forma Financial Information and Exhibits.

(c)      Exhibits.

         Exhibit No.                Description of Exhibits
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         99                         Press release dated August 6, 2002


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                            NEOWARE SYSTEMS, INC.


Dated:  August 6, 2002                      By: /S/ Vincent T. Dolan
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                                               Vincent T. Dolan
                                               Vice President-Finance
                                               and Administration